Quarterly Holdings Report
for
Fidelity® Series International Credit Fund
March 31, 2026
SUN-NPRT1-0526
1.9882624.108
Foreign Government and Government Agency Obligations - 9.6%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.4%
Australian Commonwealth 3.5% 12/21/2034 (d)	AUD	965,000	600,433
CANADA - 2.5%
Canadian Government 1.5% 12/1/2031	CAD	3,930,000	2,582,700
Canadian Government 1.5% 6/1/2031	CAD	300,000	199,133
Canadian Government 2% 6/1/2032	CAD	235,000	157,580
Canadian Government 2.75% 6/1/2033	CAD	260,000	180,551
Canadian Government 3% 6/1/2034	CAD	40,000	28,027
TOTAL CANADA			3,147,991
JAPAN - 3.5%
Japan Government 0.1% 9/20/2028	JPY	213,200,000	1,300,354
Japan Government 1.3% 3/1/2028	JPY	100,300,000	631,291
Japan Government Treasury Bills 0% 6/22/2026 (i)	JPY	300,200,000	1,888,020
Japan Government Treasury Bills 0% 6/29/2026 (i)	JPY	100,050,000	629,111
TOTAL JAPAN			4,448,776
MULTI-NATIONAL - 2.1%
European Union 3.375% 12/12/2035 (d)	EUR	1,090,000	1,258,229
European Union 3.75% 10/12/2045 (d)	EUR	535,000	602,874
European Union 4% 4/4/2044 (d)	EUR	624,000	731,094
TOTAL MULTI-NATIONAL			2,592,197
ROMANIA - 1.1%
Romanian Republic 2.124% 7/16/2031 (d)	EUR	100,000	99,200
Romanian Republic 5% 3/4/2033 (h)	EUR	380,000	409,850
Romanian Republic 5.875% 7/11/2032 (d)	EUR	400,000	467,252
Romanian Republic 6.375% 9/18/2033 (d)	EUR	300,000	355,857
TOTAL ROMANIA			1,332,159
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $12,173,785)			12,121,556

Non-Convertible Corporate Bonds - 59.5%
		Principal Amount (a)	Value ($)
AUSTRALIA - 2.5%
Financials - 2.2%
Banks - 1.4%
Australia & New Zealand Banking Group Ltd 5.1454% 8/18/2036 (b)(d)	GBP	500,000	644,527
Commonwealth Bank of Australia 2.688% 3/11/2031 (h)		200,000	180,969
Commonwealth Bank of Australia 3.788% 8/26/2037 (b)(d)	EUR	400,000	453,040
National Australia Bank Ltd 3.612% 1/22/2036 (b)(d)	EUR	400,000	452,770
			1,731,306
Financial Services - 0.3%
Cimic Finance Ltd 1.5% 5/28/2029 (d)	EUR	400,000	429,571
Insurance - 0.5%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(d)	GBP	500,000	619,840
TOTAL FINANCIALS			2,780,717
Utilities - 0.3%
Electric Utilities - 0.3%
AusNet Services Holdings Pty Ltd 6.134% 5/31/2033	AUD	530,000	368,869
TOTAL AUSTRALIA			3,149,586
AUSTRIA - 0.2%
Materials - 0.2%
Containers & Packaging - 0.2%
Mondi Finance PLC 3.375% 5/23/2031 (d)	EUR	170,000	190,871
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Supernova Invest GmbH 5% 6/24/2030 (d)	EUR	100,000	115,081
TOTAL AUSTRIA			305,952
BELGIUM - 1.3%
Consumer Staples - 0.5%
Food Products - 0.5%
Barry Callebaut Services NV 4.25% 8/19/2031 (d)	EUR	500,000	582,673
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Fluxys SA 4% 11/28/2030 (d)	EUR	600,000	696,883
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
Shurgard Luxembourg Sarl 4% 5/27/2035 (d)	EUR	300,000	331,443
TOTAL BELGIUM			1,610,999
CANADA - 2.1%
Financials - 2.1%
Banks - 2.1%
Bank of Nova Scotia/The 3.375% 3/5/2033 (b)(d)	EUR	1,100,000	1,250,648
Bank of Nova Scotia/The 4.338% 9/15/2031 (b)		200,000	197,322
Royal Bank of Canada 3.125% 9/27/2031 (b)(d)	EUR	530,000	600,692
Toronto Dominion Bank 3.357% 9/22/2032 (d)	EUR	500,000	564,303

TOTAL CANADA			2,612,965
CZECH REPUBLIC - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
CPI Property Group SA 1.5% 1/27/2031 (d)	EUR	275,000	248,127
DENMARK - 1.7%
Consumer Staples - 0.5%
Beverages - 0.4%
Carlsberg Breweries A/S 3.25% 2/28/2032 (d)	EUR	350,000	395,708
Tobacco - 0.1%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (d)	EUR	150,000	178,364
TOTAL CONSUMER STAPLES			574,072
Financials - 1.2%
Banks - 1.2%
Danske Bank A/S 3.875% 1/9/2032 (b)(d)	EUR	1,055,000	1,231,382
Jyske Bank A/S 5.125% 5/1/2035 (b)(d)	EUR	258,000	307,629
TOTAL FINANCIALS			1,539,011
TOTAL DENMARK			2,113,083
FINLAND - 0.3%
Real Estate - 0.3%
Real Estate Management & Development - 0.3%
Citycon Treasury BV 5% 3/11/2030 (d)	EUR	200,000	215,878
Citycon Treasury BV 5.375% 7/8/2031 (d)	EUR	100,000	106,468

TOTAL FINLAND			322,346
FRANCE - 5.6%
Communication Services - 0.7%
Diversified Telecommunication Services - 0.4%
Orange SA 4.75% 1/13/2033 (h)		200,000	197,764
Orange SA 5% 1/13/2036 (h)		315,000	309,402
			507,166
Media - 0.3%
Publicis Groupe SA 3.375% 6/12/2032 (d)	EUR	300,000	336,537
TOTAL COMMUNICATION SERVICES			843,703
Consumer Discretionary - 0.5%
Automobile Components - 0.1%
Valeo SE 4.625% 3/23/2032 (d)	EUR	200,000	223,975
Automobiles - 0.4%
RCI Banque SA 4.75% 3/24/2037 (b)(d)	EUR	200,000	224,005
RCI Banque SA 5.5% 10/9/2034 (b)(d)	EUR	200,000	234,366
			458,371
TOTAL CONSUMER DISCRETIONARY			682,346
Consumer Staples - 0.4%
Beverages - 0.4%
Pernod Ricard SA 3.75% 2/4/2037 (d)	EUR	400,000	440,934
Financials - 2.0%
Banks - 2.0%
BNP Paribas SA 2.159% 9/15/2029 (b)(h)		225,000	211,963
BNP Paribas SA 3.132% 1/20/2033 (b)(h)		650,000	584,323
BNP Paribas SA 3.945% 2/18/2037 (b)(d)	EUR	1,000,000	1,130,111
BNP Paribas SA 5.786% 1/13/2033 (b)(h)		119,000	122,930
BPCE SA 5.716% 1/18/2030 (b)(h)		250,000	256,261
Societe Generale SA 6.691% 1/10/2034 (b)(h)		200,000	213,606
TOTAL FINANCIALS			2,519,194
Industrials - 0.1%
Transportation Infrastructure - 0.1%
Holding d'Infrastructures des Metiers de l'Environnement SAS 0.625% 9/16/2028 (d)	EUR	200,000	217,471
Utilities - 1.9%
Electric Utilities - 0.6%
Electricite de France SA 5.5% 1/25/2035 (d)	GBP	100,000	126,693
Electricite de France SA 6.125% 6/2/2034 (d)	GBP	500,000	663,559
			790,252
Multi-Utilities - 1.3%
Engie SA 3.875% 3/6/2036 (d)	EUR	300,000	342,526
Engie SA 4.25% 9/6/2034 (d)	EUR	300,000	354,835
Veolia Environnement SA 3.324% 6/17/2032 (d)	EUR	800,000	902,326
			1,599,687
TOTAL UTILITIES			2,389,939
TOTAL FRANCE			7,093,587
GERMANY - 8.7%
Consumer Discretionary - 0.8%
Automobile Components - 0.8%
Robert Bosch GmbH 4.375% 6/2/2043 (d)	EUR	200,000	221,267
Schaeffler AG 5.375% 4/1/2031 (d)	EUR	100,000	117,068
ZF Europe Finance BV 4.75% 1/31/2029 (d)	EUR	300,000	336,279
ZF Europe Finance BV 5.5% 2/17/2032 (d)	EUR	200,000	218,289
ZF Europe Finance BV 7% 6/12/2030 (d)	EUR	100,000	117,949
TOTAL CONSUMER DISCRETIONARY			1,010,852
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
METRO AG 4% 3/5/2030 (d)	EUR	250,000	296,653
Energy - 0.4%
Energy Equipment & Services - 0.4%
Vier Gas Transport GmbH 3.625% 9/8/2033 (d)	EUR	400,000	452,828
Financials - 2.0%
Banks - 0.6%
Commerzbank AG 3.625% 1/14/2032 (b)(d)	EUR	300,000	343,955
DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt Am Main 3.706% 10/15/2035 (b)(d)	EUR	200,000	227,134
Volkswagen Bank GmbH 3.5% 6/19/2031 (d)	EUR	200,000	227,120
			798,209
Financial Services - 1.4%
KfW 0.375% 5/20/2036 (d)	EUR	125,000	109,177
KfW 3.25% 3/24/2031 (d)	EUR	985,000	1,156,988
KfW 3.75% 7/15/2030		500,000	496,626
			1,762,791
TOTAL FINANCIALS			2,561,000
Health Care - 1.5%
Pharmaceuticals - 1.5%
Bayer US Finance LLC 6.375% 11/21/2030 (h)		560,000	588,898
Bayer US Finance LLC 6.5% 11/21/2033 (h)		1,165,000	1,238,961
TOTAL HEALTH CARE			1,827,859
Industrials - 0.5%
Machinery - 0.5%
KION Group AG 4.125% 3/24/2031 (d)	EUR	542,000	619,448
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Infineon Technologies AG 3.5% 2/16/2034 (d)	EUR	300,000	337,032
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Accentro Real Estate AG 10% 12/30/2027 pay-in-kind	EUR	101,658	125,774
Accentro Real Estate AG 5.625% 12/30/2034 pay-in-kind (b)(d)	EUR	519,069	137,992
Sirius Real Estate Ltd 4% 1/22/2032 (d)	EUR	300,000	340,012
TOTAL REAL ESTATE			603,778
Utilities - 2.6%
Electric Utilities - 2.0%
Amprion GmbH 3.125% 8/27/2030 (d)	EUR	300,000	340,308
Amprion GmbH 3.625% 5/21/2031 (d)	EUR	100,000	115,466
Amprion GmbH 3.875% 6/5/2036 (d)	EUR	300,000	339,628
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(d)	EUR	500,000	542,251
EnBW International Finance BV 3.75% 11/20/2035 (d)	EUR	750,000	858,529
EnBW International Finance BV 5.7923% 2/26/2036 (d)	AUD	460,000	306,862
			2,503,044
Independent Power and Renewable Electricity Producers - 0.6%
RWE Finance US LLC 5.125% 9/18/2035 (h)		150,000	145,831
RWE Finance US LLC 5.875% 4/16/2034 (h)		583,000	602,660
			748,491
TOTAL UTILITIES			3,251,535
TOTAL GERMANY			10,960,985
HONG KONG - 1.0%
Financials - 1.0%
Insurance - 1.0%
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(d)		1,300,000	1,238,882
IRELAND - 0.0%
Materials - 0.0%
Containers & Packaging - 0.0%
Smurfit Kappa Treasury ULC 3.489% 11/24/2031	EUR	100,000	113,257
ITALY - 1.3%
Consumer Staples - 0.3%
Beverages - 0.3%
Coca-Cola HBC Finance BV 4% 10/1/2033 (d)	EUR	340,000	397,041
Utilities - 1.0%
Electric Utilities - 0.7%
ENEL Finance International NV 4.375% 9/30/2030 (h)		200,000	196,430
ENEL Finance International NV 5.5% 6/26/2034 (h)		350,000	355,523
Enel SpA 3.375% (b)(c)(d)	EUR	300,000	345,968
			897,921
Gas Utilities - 0.3%
Snam SpA 5.75% 5/28/2035 (h)		361,000	367,676
TOTAL UTILITIES			1,265,597
TOTAL ITALY			1,662,638
JAPAN - 0.5%
Communication Services - 0.2%
Diversified Telecommunication Services - 0.2%
NTT Finance Corp 3.678% 7/16/2033 (d)	EUR	225,000	257,722
Consumer Staples - 0.3%
Tobacco - 0.3%
Japan Tobacco Inc 5.856% 6/15/2035 (h)		360,000	377,781
TOTAL JAPAN			635,503
LUXEMBOURG - 3.5%
Financials - 0.3%
Financial Services - 0.3%
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	2,363,000	396,149
Real Estate - 3.2%
Diversified REITs - 0.5%
Stoneweg Ereit Lux Finco Sarl 4.125% 2/22/2033 (d)	EUR	600,000	665,591
Industrial REITs - 0.1%
Prologis International Funding II SA 4.375% 7/1/2036 (d)	EUR	100,000	114,889
Real Estate Management & Development - 2.6%
AXA Logistics Europe Master SCA 3.375% 5/13/2031 (d)	EUR	200,000	225,744
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (d)	EUR	233,000	254,226
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (d)	EUR	600,000	654,281
CBRE Europe Logistics Partners SCA SICAV-SIF 3.5% 9/22/2032 (d)	EUR	400,000	443,308
CBRE Open-Ended Funds SCA SICAV-SIF 4.75% 3/27/2034 (d)	EUR	150,000	177,236
Logicor Financing Sarl 0.875% 1/14/2031 (d)	EUR	250,000	246,634
Logicor Financing Sarl 3.75% 7/14/2032 (d)	EUR	150,000	167,127
Logicor Financing Sarl 4.25% 7/18/2029 (d)	EUR	400,000	467,616
P3 Group Sarl 3.75% 4/2/2033 (d)	EUR	200,000	221,549
P3 Group Sarl 4% 4/19/2032 (d)	EUR	300,000	340,236
			3,197,957
TOTAL REAL ESTATE			3,978,437
TOTAL LUXEMBOURG			4,374,586
MEXICO - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleos Mexicanos 5.95% 1/28/2031		880,000	841,676
MULTI-NATIONAL - 1.3%
Financials - 1.3%
Banks - 1.3%
European Investment Bank 2.875% 6/18/2035 (d)	EUR	1,490,000	1,673,507
NETHERLANDS - 1.0%
Communication Services - 0.0%
Diversified Telecommunication Services - 0.0%
Koninklijke KPN NV 3.875% 2/16/2036 (d)	EUR	100,000	113,952
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
REWE International Finance BV 4.875% 9/13/2030 (d)	EUR	100,000	120,726
Financials - 0.9%
Banks - 0.9%
Cooperatieve Rabobank UA 1.125% 5/7/2031 (d)	EUR	400,000	409,493
ING Groep NV 3% 8/17/2031 (b)(d)	EUR	600,000	673,540
TOTAL FINANCIALS			1,083,033
TOTAL NETHERLANDS			1,317,711
POLAND - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
GTC Finance DAC 6.5% 10/15/2030 (d)	EUR	600,000	613,202
SPAIN - 0.9%
Financials - 0.9%
Banks - 0.9%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (b)		800,000	831,323
CaixaBank SA 3.625% 9/19/2032 (b)(d)	EUR	300,000	344,313

TOTAL SPAIN			1,175,636
SWEDEN - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Akelius Residential Ab 3.95% 3/25/2031 (d)	EUR	200,000	226,058
Samhallsbyggnadsbolaget I Norden Holding AB 2.25% 7/12/2027 (d)	EUR	250,000	272,648

TOTAL SWEDEN			498,706
SWITZERLAND - 2.8%
Financials - 2.7%
Capital Markets - 1.5%
UBS Group AG 4.125% 6/9/2033 (b)(d)	EUR	460,000	537,371
UBS Group AG 4.75% 3/17/2032 (b)(d)	EUR	1,070,000	1,290,503
			1,827,874
Insurance - 1.2%
Argentum Netherlands BV for Swiss Re Ltd 5.625% 8/15/2052 (b)(d)		964,000	965,269
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(d)		600,000	535,463
			1,500,732
TOTAL FINANCIALS			3,328,606
Materials - 0.1%
Containers & Packaging - 0.1%
SIG Combibloc PurchaseCo Sarl 3.75% 3/19/2030 (d)	EUR	125,000	142,769
TOTAL SWITZERLAND			3,471,375
UNITED KINGDOM - 15.8%
Communication Services - 0.3%
Diversified Telecommunication Services - 0.3%
BT Finance PLC 3.375% 11/17/2032 (d)	EUR	350,000	393,446
Consumer Discretionary - 1.2%
Broadline Retail - 0.5%
John Lewis PLC 4.25% 12/18/2034 (d)	GBP	330,000	361,410
Marks & Spencer PLC 5.125% 8/18/2032 (d)	GBP	200,000	257,657
			619,067
Hotels, Restaurants & Leisure - 0.4%
IHG Finance LLC 3.375% 9/10/2030 (d)	EUR	150,000	169,598
Whitbread Group PLC 2.375% 5/31/2027 (d)	GBP	250,000	319,297
			488,895
Household Durables - 0.3%
Berkeley Group PLC/The 2.5% 8/11/2031 (d)	GBP	400,000	445,987
TOTAL CONSUMER DISCRETIONARY			1,553,949
Consumer Staples - 2.0%
Tobacco - 2.0%
BAT International Finance PLC 4.125% 4/12/2032 (d)	EUR	1,060,000	1,234,693
Imperial Brands Finance PLC 3.875% 2/12/2034 (d)	EUR	1,125,000	1,258,679
TOTAL CONSUMER STAPLES			2,493,372
Financials - 5.4%
Banks - 4.4%
Barclays PLC 3.543% 8/14/2031 (b)(d)	EUR	600,000	685,599
HSBC Holdings PLC 4.787% 3/10/2032 (b)(d)	EUR	470,000	567,208
HSBC Holdings PLC 4.856% 5/23/2033 (b)(d)	EUR	500,000	605,478
HSBC Holdings PLC 8.201% 11/16/2034 (b)(d)	GBP	400,000	570,089
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(d)	EUR	670,000	807,141
NatWest Group PLC 2.105% 11/28/2031 (b)(d)	GBP	650,000	849,342
NatWest Group PLC 7.416% 6/6/2033 (b)(d)	GBP	300,000	410,349
Standard Chartered PLC 3.864% 3/17/2033 (b)(d)	EUR	300,000	343,700
Virgin Money UK PLC 7.625% 8/23/2029 (b)(d)	GBP	460,000	641,054
			5,479,960
Consumer Finance - 0.4%
Motability Operations Group PLC 3.625% 1/22/2033 (d)	EUR	475,000	538,007
Financial Services - 0.1%
Nationwide Building Society 4% 7/30/2035 (b)(d)	EUR	200,000	228,842
Insurance - 0.5%
Admiral Group PLC 8.5% 1/6/2034 (d)	GBP	400,000	589,837
TOTAL FINANCIALS			6,836,646
Industrials - 0.8%
Ground Transportation - 0.3%
Mobico Group PLC 4.875% 9/26/2031 (d)	EUR	500,000	449,128
Transportation Infrastructure - 0.5%
Heathrow Funding Ltd 6% 3/5/2032 (d)	GBP	450,000	595,510
TOTAL INDUSTRIALS			1,044,638
Real Estate - 0.4%
Office REITs - 0.2%
Great Portland Estates PLC 5.375% 9/25/2031 (d)	GBP	200,000	260,107
Real Estate Management & Development - 0.2%
Titanium Ruth Holdco Ltd 0.95% 6/2/2026 (d)	EUR	210,000	241,795
TOTAL REAL ESTATE			501,902
Utilities - 5.7%
Electric Utilities - 1.3%
London Power Networks PLC 3.837% 6/11/2037 (d)	EUR	275,000	310,194
NGG Finance PLC 2.125% 9/5/2082 (b)(d)	EUR	750,000	850,137
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (d)	EUR	400,000	452,684
			1,613,015
Water Utilities - 4.4%
Anglian Water Osprey Financing PLC 6.375% 8/18/2033 (d)	GBP	200,000	256,152
Anglian Water Services Financing PLC 5.875% 6/20/2031 (d)	GBP	385,000	511,835
Anglian Water Services Financing PLC 6.25% 9/12/2044 (d)	GBP	175,000	211,399
Anglian Water Services Financing PLC 6.293% 7/30/2030 (d)	GBP	225,000	304,449
Northumbrian Water Finance PLC 5.375% 7/22/2032 (d)	GBP	250,000	321,609
Northumbrian Water Finance PLC 5.625% 4/29/2033 (d)	GBP	430,000	556,760
Severn Trent Utilities Finance PLC 3.875% 8/4/2035 (d)	EUR	525,000	593,575
South West Water Finance PLC 5.25% 9/15/2031 (d)	GBP	375,000	486,073
South West Water Finance PLC 5.75% 12/11/2032 (d)	GBP	100,000	132,189
SW Finance I PLC 6.875% 8/7/2032 (d)	GBP	400,000	538,054
SW Finance I PLC 7.375% 12/12/2041 (d)	GBP	260,000	339,379
Wessex Water Services Finance PLC 6.125% 9/19/2034 (d)	GBP	325,000	426,717
Yorkshire Water Finance PLC 5.5% 4/28/2035 (d)	GBP	261,000	322,652
Yorkshire Water Finance PLC 6% 7/22/2033 (d)	GBP	325,000	425,478
			5,426,321
TOTAL UTILITIES			7,039,336
TOTAL UNITED KINGDOM			19,863,289
UNITED STATES - 7.2%
Communication Services - 0.3%
Interactive Media & Services - 0.3%
Alphabet Inc 3.375% 5/6/2037	EUR	110,000	121,124
Alphabet Inc 3.875% 5/6/2045	EUR	100,000	107,667
Alphabet Inc 4% 5/6/2054	EUR	100,000	105,676
TOTAL COMMUNICATION SERVICES			334,467
Consumer Discretionary - 1.3%
Automobiles - 0.5%
Stellantis Finance US Inc 5.75% 3/18/2030 (h)		582,000	578,834
Broadline Retail - 0.4%
Amazon.com Inc 3.7% 3/16/2035	EUR	475,000	544,928
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp 3.5% 5/21/2032 (d)	EUR	450,000	513,451
TOTAL CONSUMER DISCRETIONARY			1,637,213
Consumer Staples - 0.8%
Tobacco - 0.8%
Philip Morris International Inc 3.25% 6/6/2032	EUR	950,000	1,068,833
Financials - 2.1%
Banks - 0.4%
Citigroup Inc 4.296% 7/23/2036 (b)	EUR	200,000	227,460
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(d)	EUR	300,000	344,480
			571,940
Capital Markets - 0.9%
Blackstone Private Credit Fund 4.875% 4/14/2026 (d)	GBP	430,000	569,051
Morgan Stanley 3.955% 3/21/2035 (b)	EUR	300,000	343,688
Morgan Stanley 4.099% 5/22/2036 (b)	EUR	200,000	229,984
			1,142,723
Consumer Finance - 0.8%
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	390,000	452,223
Ford Motor Credit Co LLC 6.184% 8/29/2031	GBP	165,000	218,114
Stellantis Financial Services US Corp 5.4% 9/15/2030 (h)		279,000	273,962
			944,299
TOTAL FINANCIALS			2,658,962
Information Technology - 0.4%
Electronic Equipment, Instruments & Components - 0.2%
Amphenol Technologies Holding GmbH 3.625% 3/30/2031	EUR	180,000	208,808
Software - 0.2%
Fiserv Funding ULC 3.5% 6/15/2032	EUR	271,000	299,596
TOTAL INFORMATION TECHNOLOGY			508,404
Real Estate - 1.0%
Diversified REITs - 0.1%
WP Carey Inc 4.25% 7/23/2032	EUR	100,000	115,776
Industrial REITs - 0.2%
Prologis Euro Finance LLC 3.25% 9/22/2032	EUR	255,000	283,569
Retail REITs - 0.3%
Realty Income Corp 3.375% 6/20/2031	EUR	300,000	337,409
Specialized REITs - 0.4%
American Tower Corp 3.625% 5/30/2032	EUR	425,000	483,931
TOTAL REAL ESTATE			1,220,685
Utilities - 1.3%
Electric Utilities - 1.3%
Duke Energy Corp 3.85% 6/15/2034	EUR	550,000	624,079
Southern Co/The 1.875% 9/15/2081 (b)	EUR	850,000	952,061
TOTAL UTILITIES			1,576,140
TOTAL UNITED STATES			9,004,704
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $76,599,994)			74,902,302

Preferred Securities - 3.7%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 0.2%
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
CPI Property Group SA 3.75% (b)(c)(d)	EUR	225,000	228,530
FINLAND - 0.1%
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Citycon Oyj 7.875% (b)(c)(d)	EUR	200,000	192,530
GERMANY - 1.6%
Consumer Discretionary - 0.4%
Automobiles - 0.4%
Volkswagen International Finance NV 3.875% (b)(c)(d)	EUR	500,000	572,703
Real Estate - 1.2%
Real Estate Management & Development - 1.2%
Aroundtown Finance Sarl 7.875% (b)(c)		750,000	766,540
Grand City Properties SA 1.5% (b)(c)(d)	EUR	600,000	688,815
TOTAL REAL ESTATE			1,455,355
TOTAL GERMANY			2,028,058
SWEDEN - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Heimstaden Bostad AB 3.625% (b)(c)(d)	EUR	150,000	172,298
Samhallsbyggnadsbolaget i Norden AB 5 year EUR Swap Annual Index + 2.814%, 4.9355% (b)(c)(d)(e)(f)	EUR	650,000	505,143

TOTAL SWEDEN			677,441
SWITZERLAND - 0.4%
Financials - 0.4%
Capital Markets - 0.4%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(c)(d)(e)(f)(g)		1,900,000	456,000
UNITED KINGDOM - 0.9%
Financials - 0.2%
Banks - 0.2%
Barclays PLC 8.875% (b)(c)(d)	GBP	200,000	273,124
Industrials - 0.2%
Ground Transportation - 0.2%
Mobico Group PLC 7.853% (b)(c)(d)	GBP	290,000	256,313
Utilities - 0.5%
Electric Utilities - 0.5%
SSE PLC 3.74% (b)(c)(d)	GBP	400,000	547,831
TOTAL UNITED KINGDOM			1,077,268
TOTAL PREFERRED SECURITIES (Cost $6,859,074)			4,659,827

U.S. Treasury Obligations - 19.7%
	Yield (%) (j)	Principal Amount (a)	Value ($)
US Treasury Bonds 2.25% 8/15/2046	4.78 to 4.92	500,000	325,918
US Treasury Bonds 3.25% 5/15/2042 (k)	4.12 to 4.13	2,600,000	2,142,359
US Treasury Bonds 3.625% 5/15/2053	3.94	500,000	400,918
US Treasury Bonds 4% 11/15/2042	3.75 to 3.77	710,000	642,467
US Treasury Bonds 4.125% 8/15/2044	4.14 to 4.18	400,000	362,906
US Treasury Bonds 4.375% 8/15/2043	4.91	50,000	47,192
US Treasury Bonds 4.5% 2/15/2044	4.45	500,000	478,145
US Treasury Bonds 4.625% 11/15/2044	4.86 to 4.94	325,000	314,476
US Treasury Bonds 4.625% 11/15/2045	4.61 to 4.75	1,141,000	1,100,530
US Treasury Bonds 4.625% 5/15/2044	4.42 to 4.72	775,000	751,599
US Treasury Bonds 6.25% 5/15/2030	3.46 to 4.46	2,660,000	2,895,140
US Treasury Notes 2.625% 7/31/2029 (l)	4.11	3,000,000	2,885,391
US Treasury Notes 3.5% 2/15/2033	4.32	1,000,000	962,188
US Treasury Notes 3.625% 9/30/2031	3.66 to 4.23	1,500,000	1,471,582
US Treasury Notes 3.75% 8/31/2031	3.64	970,000	957,951
US Treasury Notes 4% 1/31/2033	3.79 to 3.93	2,281,000	2,263,536
US Treasury Notes 4% 4/30/2032	4.11	2,095,000	2,087,226
US Treasury Notes 4% 7/31/2032	4.01 to 4.10	650,000	646,725
US Treasury Notes 4.125% 11/30/2029	4.11	410,000	413,395
US Treasury Notes 4.125% 5/31/2032	4.19	344,000	344,934
US Treasury Notes 4.375% 1/31/2032	4.21	160,000	162,724
US Treasury Notes 4.375% 12/31/2029	4.39	265,000	269,482
US Treasury Notes 4.5% 11/15/2033	3.94 to 4.14	965,000	984,979
US Treasury Notes 4.5% 5/31/2029	4.37	200,000	203,875
US Treasury Notes 4.625% 2/15/2035	4.40 to 4.44	1,025,000	1,051,586
US Treasury Notes 4.625% 4/30/2029	4.72	555,000	567,574
TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,153,552)			24,734,798

Money Market Funds - 3.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (m) (Cost $4,262,099)	3.69	4,261,247	4,262,099

TOTAL INVESTMENT IN SECURITIES - 95.9% (Cost $125,048,504)	120,680,582
NET OTHER ASSETS (LIABILITIES) - 4.1%	5,171,061
NET ASSETS - 100.0%	125,851,643

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Interest Rate Contracts
ASX 10Y Australia Treasury Bond Contracts (Australia)	1	6/2026	74,345	(1,870)
CBOT 10Y Ultra US Treasury Notes Contracts (United States)	16	6/2026	1,815,000	(28,902)
CBOT 2Y US Treasury Notes Contracts (United States)	3	6/2026	622,430	(4,388)
CBOT 5Y US Treasury Notes Contracts (United States)	27	6/2026	2,920,641	(28,446)
CBOT US Treasury Long Bond Contracts (United States)	20	6/2026	2,271,875	(73,780)
Eurex Deutschland German Federal Republic Contracts (Germany)	9	6/2026	1,304,388	(10,516)
Eurex Deutschland German Federal Republic Contracts (Germany)	4	6/2026	533,679	135
TMX 10Y Canadian Bond Contracts (Canada)	17	6/2026	1,466,588	(30,916)

TOTAL LONG				(178,683)

SHORT

Interest Rate Contracts
ICE Long GILT Futures (United Kingdom)	(10)	6/2026	(1,161,988)	63,875

TOTAL FUTURES CONTRACTS				(114,808)
The notional amount of long futures as a percentage of Net Assets is 8.7%.
The notional amount of short futures as a percentage of Net Assets is 0.9%.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	52,000	USD	37,248	Goldman Sachs Bank USA	4/2026	132
CAD	63,000	USD	45,174	Goldman Sachs Bank USA	4/2026	157
EUR	1,280,000	USD	1,476,700	BNP Paribas SA	4/2026	4,440
EUR	45,000	USD	52,229	Goldman Sachs Bank USA	4/2026	(158)
EUR	134,000	USD	158,845	JPMorgan Chase Bank NA	4/2026	(3,788)
EUR	300,000	USD	354,700	JPMorgan Chase Bank NA	4/2026	(7,558)
EUR	89,000	USD	102,039	JPMorgan Chase Bank NA	4/2026	946
EUR	305,000	USD	361,113	Royal Bank of Canada	4/2026	(8,185)
EUR	59,000	USD	68,879	Royal Bank of Canada	4/2026	(607)
GBP	220,000	USD	290,431	Goldman Sachs Bank USA	4/2026	753
GBP	151,000	USD	202,033	JPMorgan Chase Bank NA	4/2026	(2,175)
GBP	109,000	USD	145,451	JPMorgan Chase Bank NA	4/2026	(1,183)
GBP	269,000	USD	363,309	JPMorgan Chase Bank NA	4/2026	(7,271)
JPY	99,846,098	USD	626,135	JPMorgan Chase Bank NA	4/2026	2,995
JPY	155,600,000	USD	1,018,552	Canadian Imperial Bank of Commerce	4/2026	(35,969)
JPY	91,200,000	USD	575,653	Royal Bank of Canada	4/2026	257
USD	1,375,588	AUD	1,974,000	JPMorgan Chase Bank NA	4/2026	14,001
USD	3,300,474	CAD	4,473,000	Bank of America NA	4/2026	81,921
USD	91,860	CAD	125,000	JPMorgan Chase Bank NA	4/2026	1,916
USD	123,216	EUR	104,000	BNP Paribas SA	4/2026	2,873
USD	60,345,250	EUR	50,245,000	BNP Paribas SA	4/2026	2,204,698
USD	211,964	EUR	181,000	BNP Paribas SA	4/2026	2,522
USD	394,997	EUR	342,000	Citibank NA	4/2026	(745)
USD	405,466	EUR	351,000	JPMorgan Chase Bank NA	4/2026	(691)
USD	111,134	EUR	94,000	JPMorgan Chase Bank NA	4/2026	2,363
USD	275,069	EUR	232,000	JPMorgan Chase Bank NA	4/2026	6,612
USD	239,830	EUR	201,000	JPMorgan Chase Bank NA	4/2026	7,244
USD	564,668	GBP	418,000	BNP Paribas SA	4/2026	11,420
USD	177,279	GBP	131,000	BNP Paribas SA	4/2026	3,892
USD	313,458	GBP	230,000	Citibank NA	4/2026	9,039
USD	14,414,214	GBP	10,474,000	Goldman Sachs Bank USA	4/2026	551,235
USD	679,967	GBP	498,000	JPMorgan Chase Bank NA	4/2026	20,834
USD	73,945	GBP	55,000	JPMorgan Chase Bank NA	4/2026	1,149
USD	626,769	JPY	99,750,000	JPMorgan Chase Bank NA	4/2026	(3,132)
USD	629,058	JPY	100,350,000	JPMorgan Chase Bank NA	4/2026	(4,632)
USD	4,961,899	JPY	754,350,000	Royal Bank of Canada	4/2026	198,329

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						3,053,634
Unrealized Appreciation						3,129,728
Unrealized Depreciation						(76,094)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Aviva PLC 6.125% 11/14/2036	12/2030	Citibank NA	(1%)	Quarterly	EUR	600,000	4,875	153	5,028
Heidelberg Materials AG 3.75% 5/31/2032	12/2030	JPMorgan Chase Bank NA	(5%)	Quarterly	EUR	790,000	(166,850)	172,467	5,617
Allianz SE 2.121% 7/8/2050	12/2030	BNP Paribas SA	(1%)	Quarterly	EUR	1,000,000	2,659	10,559	13,218
UniCredit SpA 5.375% 4/16/2034	12/2030	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	700,000	8,227	(4,097)	4,130
Societe Generale SA 5.25% 9/6/2032	12/2030	BNP Paribas SA	(1%)	Quarterly	EUR	600,000	6,871	(7,752)	(881)
Deutsche Bank AG 5.625% 5/19/2031	12/2030	BNP Paribas SA	(1%)	Quarterly	EUR	600,000	15,017	(9,757)	5,260
Generali 4.125% 5/4/2026	12/2030	BNP Paribas SA	(1%)	Quarterly	EUR	800,000	5,641	2,056	7,697
Intesa Sanpaolo SpA 6.184% 2/20/2034	12/2030	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	650,000	4,014	1,337	5,351
BMW Finance NV 0.75% 7/13/2026	12/2030	BNP Paribas SA	(1%)	Quarterly	EUR	1,300,000	(27,307)	29,605	2,298
BMW Finance NV 0.75% 7/13/2026	6/2031	BNP Paribas SA	(1%)	Quarterly	EUR	335,000	(6,644)	9,377	2,733
Generali 4.125% 5/4/2026	6/2031	BNP Paribas SA	(1%)	Quarterly	EUR	140,000	1,943	321	2,264
Deutsche Bank AG 5.625% 5/19/2031	6/2031	BNP Paribas SA	(1%)	Quarterly	EUR	140,000	4,878	(1,746)	3,132
Intesa Sanpaolo SpA 6.184% 2/20/2034	6/2031	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	290,000	3,868	497	4,365
UniCredit SpA 5.375% 4/16/2034	6/2031	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	150,000	2,977	(428)	2,549
Societe Generale SA 5.25% 9/6/2032	6/2031	BNP Paribas SA	(1%)	Quarterly	EUR	240,000	4,634	(821)	3,813
Allianz SE 3.099% 7/6/2047	6/2031	BNP Paribas SA	(1%)	Quarterly	EUR	100,000	870	1,207	2,077
Heidelberg Materials AG 3.75% 5/31/2032	6/2031	BNP Paribas SA	(5%)	Quarterly	EUR	170,000	(38,537)	42,216	3,679

TOTAL CREDIT DEFAULT SWAPS							(172,864)	245,194	72,330

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	British Pound Sterling
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Security is perpetual in nature with no stated maturity date.
(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $66,010,832 or 52.5% of net assets.

(e)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(f)	Non-income producing - Security is in default.
(g)	Level 3 security.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,213,624 or 5.7% of net assets.

(i)	Zero coupon bond which is issued at a discount.
(j)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(k)	Security or a portion of the security has been segregated as collateral for over the counter (OTC) derivatives. At period end, the value of securities pledged amounts to $245,547.
(l)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $231,793.
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	4,987,595	5,057,763	5,783,259	43,423	(13)	13	4,262,099	4,261,247	0.0%
Total	4,987,595	5,057,763	5,783,259	43,423	(13)	13	4,262,099

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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